Redeemable noncontrolling interests	12 Months Ended
Dec. 31, 2023
Redeemable noncontrolling interests
Redeemable noncontrolling interests

16. Redeemable noncontrolling interests

In December 2016, the Group entered into an investment agreement with certain investors (“noncontrolling shareholders”) to establish a subsidiary. The noncontrolling shareholders contributed RMB90,000 and held 30% equity interest. Pursuant to the investment agreement, the noncontrolling shareholders have the option to request the Group to redeem their equity interests at an agreed price after three years of the investment. Before 2021, the Group paid a total amount of RMB77,733, including interest expenses, to noncontrolling shareholders for 20% of their equity interests in the subsidiary.

The Group recorded the noncontrolling interests as redeemable noncontrolling interests, outside of permanent equity in the Group’s consolidated balance sheets in accordance with ASC 480. The Group uses the effective interest method for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interests. The accretion, which increases the carrying value of the redeemable noncontrolling interests, is recorded against additional paid-in capital.

The change in the carrying amount of redeemable noncontrolling interests for the years ended December 31, 2021, 2022 and 2023 is as follows:

	For the Years Ended December 31,
	2021	2022	2023
	RMB	RMB	RMB	US$ (Note 2(d))
Balance as of January 1	27,200	27,200	27,200	3,831
Repurchase of redeemable noncontrolling interests	—	—	—	—
Accretion on redeemable noncontrolling interests	—	—	—	—
Balance as of December 31	27,200	27,200	27,200	3,831